SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: February 26, 2004


                         JAGGED EDGE MOUNTAIN GEAR, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                        000-28499                    84-1448778
 ---------------                   -----------                -----------------
(State or other                   (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

                       7609 Ralston Road, Arvada, Colorado 80002
                                   -----------
                                  (New Address)


        Registrant's telephone number, including area code: (303) 422-8127
                                                            --------------

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS REGULATION FD DISCLOSURE

               On Jaunuary 30, 2004 a Court Ordered Annual Shareholders Meeting was held.

     The shareholders  elected the following Directors pursuant to the Proxy
Statement:

                                    DIRECTORS


                                                                  Period of
                                                                  Service As
     Name                     Age           Position(s)           Director
--------------------------- --------  ------------------------  -------------
Denis Iler                    65            Director              Annual
Wesley F. Whiting             71            Director              Annual

The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     Denis R. Iler, age 65, Director and Secretary, he received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial
Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting. He was a director of Nelx, Inc. from 1999-2001. He was elected Director and appointed President of Jagged Edge Mountain gear, Inc. in 2004.

     Wesley Whiting, age 71, Mr. Whiting was President, Director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and Director of NELX, Inc. (1994-1998), and was Vice President and Director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a Director of Kimbell deCar Corporation (1998 until 2000) and he has been President and a Director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and Director of Business Exchange Holding Corp. from 2000 to date and Acquisition Lending, Inc. 2000 to date. He was Director and Vice President of Utilitec, Inc., 1999 to 2002 date. He was President of Premium Enterprises, Inc.

October, 2002, to December 30, 2002, and was a Director of Premium Enterprises, Inc. to May 2003. He is a Director and Vice President of Evergreen Services, Inc., since 2003 and Secretary and Director of BSA Satellink, Inc. since 2002. He has been an officer and director of Life USA, Inc., Sole Track, Inc., and Quickbyte Software, Inc. since 2002, 2002, and 2003 respectively. He is
President and Director of Agro-Science, Inc. since 2001 to May 2003. He is Secretary of Life USA, Inc. since 2002. He is Secretary and Director of Fayber Group, Inc. since 2002. He was elected Director and appointed Secretary of Jagged Edge Mountain gear, Inc. in 2004.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements

               None.


        Exhibits


               None.

ITEM 8. CHANGE IN FISCAL YEAR

ITEM 9. REGULATION FD DISCLOSURE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JAGGED EDGE MOUNTAIN GEAR, INC.




Date: February 26, 2004                        By:  /s/  Denis Iler
                                               --------------------------------
                                                      Denis Iler
                                                      President